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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement No. 33-35261 and Registration Statement No. 33-50463.

                                          ARTHUR ANDERSEN & CO.

Washington, D.C.
August 5, 1994